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                                  EXHIBIT 99.1

DBS HOLDINGS APPOINTS ALAN LINDSAY AS CEO & ANNOUNCES UNCERTAIN FINANCIAL VIABILITIES


Vancouver, B.C., October 15, 2001 The Board of DBS Holdings, Inc.(DBSH:OTCBB) is pleased to announce the appointment of Mr. Alan Lindsay as President and Chief Executive Officer effective October 11, 2001. Since January 1999, Mr. Lindsay, 51, has been the Chairman of the Board of M-I Vascular Innovations, Inc. ("MIV"), a majority owned subsidiary of DBS Holdings, Inc., and a Board Member of the Company since May 2001. He is also the Chairman of the Board for GeneMax Pharmaceuticals Inc., a private Delaware corporation. Mr. Lindsay has a professional background in business management, marketing and corporate financing. He has extensive entrepreneurial experience with both private company development and public company management. Mr. Lindsay was until recently Chairman, President, and CEO and founder of AZCO, which is co-listed on the American and Toronto Stock Exchanges. Prior to his contributions to AZCO, Mr. Lindsay managed and developed a significant marketing and business organization for a major international financial institution in Vancouver, British Columbia.

The Company announces that Mr. Stephen Walters has resigned as President, Chief Executive Officer and Director of the Company, effective September 25, 2001. Mr. Andre Boulet has resigned as Director of the Company, effective September 28, 2001. Mr. John Pierce has resigned as Officer of the Company as of September 30, 2001. Mr. Peter Jensen resigned as Officer and Secretary of the Company as of September 21, 2001.

The Company recently acquired a majority interest in M-I Vascular Innovations, Inc., as described in the Company Form 8-K dated May 30, 2001. As a consequence of this acquisition, the Company was required to file an amendment to the Form 8-K by July 29, 2000, in order to disclose the audited financial statements of MIV. The auditors of MIV, PricewaterhouseCoopers, however, have resigned as of Oct 11, 2001, prior to completing the required audit. Such resignation will impede the Company's ability to file the required 8-K amendment, and the Annual Report of the Company on Form 10-KSB (reflecting a fiscal year end change) which was due on August 31, 2001. The Company also will be late in filing its Form 10-Q, due on October 15, 2001.

The company is working to retain new auditors for MIV, to complete its filings and to regain compliant reporting status in the next few weeks. Failure to complete these filings may result in uncertain financial viability and the Company may be required to seek protection under the Companies' Creditors Arrangement Act (CCAA).

DBS Holdings is a fully reporting issuer, trading on the OTC Bulletin Board under the symbol DBSH. DBS has executed and closed a share-exchange and finance agreement with M-I Vascular Innovations, Inc. and its wholly owned subsidiary, MIVI Technologies Inc. MIVI Technologies is a bio-medical development company developing and manufacturing a laser cut, coronary stent.

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                                        DBS HOLDINGS INC.



                                   Per: /s/ Alan Lindsay
                                        -------------------------
                                        Alan Lindsay
                                        President & CEO / Director

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, THE COMPANY'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.